Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Monthly Operating Report Summary for the Period Ending

Monthly Period (USD $ thousands) (1)	Dec-18	Jan-19	Feb-19	Mar-19	Apr-19	May-19	Jun-19
Revenues (MOR-6)	13,126	22,336
Operating Income (MOR-6)	(10,024)	(1,479)
Net Income (Loss) (MOR-6)	(15,878)	(1,850)
Payments to Insiders (MOR-9)	122	213
Payments to Professionals (MOR-9)	174	164

Total Disbursements (Exhibit A)	15,066	25,156

**	The jointly administered Debtors arc authorized to file monthly operating reports on a combined basis, and have disbursements broken down by ease number on Exhibit A attached**
**	The original of this document must be filed with the United States Bankruptcy Court**

Required Insurance Maintained

As of Signature Date		Exp. Date
Excess Liability	Yes (X) No ( )	May-19
Worker’s Compensation	Yes (X) No ( )	May-19
General Liability	Yes (X) No ( )	May-19
Auto Liability	Yes (X) No ( )	May-19
Other	Yes (X) No ( )	Various

Attorney Name:	Matthew D. Cavenaugh
Firm Name:	Jackson & Walker LLP
Address:	1401 McKinney St.
Suite 1900
City, State, ZIP:	Houston, Texas 77010
Telephone/Fax:	+1 (713) 752-4284

Circle One
Are all accounts receivable being collected within terms?		No
Are all post-petition liabilities, including taxes, being paid within terms?		No
Have any pre-petition liabilities been paid?		No
If so, describe Pursuant to various “first day” orders, including Taxes, Employee Wages & Benefits, Insurance, Pre-petition Trade Claims, and Cash Management
Are all funds received being deposited into DIP bank accounts?		No
Were any assets disposed of outside the normal course of business?	Yes
If so, describe n/a
What is the status of your Plan of Reorganization?
On 1/23/2019 the Debtors filed an Amended Plan of Reorganization (Docket #309) and Disclosure Statement (Docket #310). The Order approving the Disclosure Statement (Docket #312) was filed on 1/23/19. Plan Supplement filed on 2/12/2019 (Docket #355). A hearing is scheduled to confirm the Plan of Reorganization on March 5, 2019.
I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X	Title:	Chief Restructuring Officer
(Original Signature)

John Edward Menger		2/20/2019
(Print Name of Signatory)		Date

Notes:

(1) The period ending: “Dec-18” includes the Post-Petition activity from December 12, 2018 through December 31, 2018.

MOR-1	Page 1 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND

DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORT

On December 12, 2018 (the “Petition Date”), Parker Drilling Company and certain of its affiliated debtors, as debtors and debtors in possession (collectively, the “Debtors”), each commenced with the United States Bankruptcy Court for the Southern District of Texas (the “Court”) a voluntary case under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtors are authorized to continue operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On December 13, 2018, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure.

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ chapter 11 cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Parker Drilling Company, and its Debtor and non-debtor subsidiaries. This MOR only contains financial information of the Debtors. For the purposes of MOR reporting, the accompanying Balance Sheets and Statement of Income (Loss) of the Debtors have been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. The financial statements presented herein reflect the book values of the Debtor Entities of Parker Drilling Company, and, as a result, do not reflect the going concern valuation of the Debtors. For information regarding the going concern valuation of the Debtor, see Exhibit G to the “Disclosure Statement for the Joint Chapter 11 Plan of Reorganization of Parker Drilling Company and Its Debtor Affiliates” (Docket # 21). The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.

Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

Notes	Page 2 of 12

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Payment of Prepetition Claims Pursuant to First Day Orders: On December 13, 2018 and January 3, 2019, the Bankruptcy Court entered orders (the “First Day Orders” and “Final First Day Orders”, respectively) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) liabilities related to use of the Debtors’ cash collateral, and continued use of their cash management system, (b) insurance obligations, (c) employee wages, salaries, and related items, (d) obligations relating to existing customer obligations, (e) taxes and assessments, and (f) trade claims. If any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in this MOR unless otherwise noted.

6.

Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of pre-petition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of pre-petition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan or reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Pre-petition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events. On January 15, 2019, the Court entered an order setting February 15, 2019 as the deadline for the filing of proofs of claim against the Debtors for non-governmental entities.

7.

Reorganization Items: ASC 852 requires expenses and income directly associated with the chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items primarily include write-off of certain original issue discount and fees relating to debt obligations classified as LSTC, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 proceedings, including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the Bankruptcy Code and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

8.

Intercompany Transactions and Balance: Prior to the Petition Date (and subsequent to the Petition Date but only pursuant to Bankruptcy Court approval), the Debtors routinely engaged (and continue to engage) in intercompany transactions with both Debtor and non-debtor affiliates. Intercompany transactions among the Debtors have been eliminated in the statement of cash flows, and have not been eliminated in the balance sheet and income statement contained herein, as these eliminations are only performed in consolidation.

9.

Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries. As such, these balances are reflected in the Balance Sheets as a component of Equity.

10.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

11.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

Notes	Page 3 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Comparative Balance Sheets

Assets (USD $ thousands) (1)	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19	30-Apr-19	31-May-19	30-Jun-19
Cash & Cash Equivalents	25,614	30,516
Accounts Receivable, Net	48,598	50,232
Rig Materials & Supplies	1,650	1,529
Total Other Current Assets	19,304	19,838

Total Current Assets	95,166	102,115
PP&E, Net	369,710	365,685
Intangible Assets & Goodwill	4,821	4,629
Other Long Term Assets	22,027	22,412

Total Assets	491,724	494,841

Notes:

(1)	Excludes intercompany balances and entries only recorded in consolidation.

MOR-2	Page 4 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Comparative Balance Sheets

Liabilities and Equity (USD $ thousands) (1)	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19	30-Apr-19	31-May-19	30-Jun-19
Accounts Payable	17,125	19,050
Accrued Liabilities	25,114	33,344
Customer Deposits	3,070	2,917
Short-term Debt	10,000	10,000

Total Current Liabilities	55,309	65,311
Liabilities Subject to Compromise	585,000	585,000
Total Other Long Term Liabilities	28,249	28,282

Total Long Term Liabilities	613,249	613,282

Equity / Retained Earnings (Deficit)	(176,834)	(183,752)

Total Liabilities And Equity	491,724	494,841

Notes:

(1)	Excludes intercompany balances and entries only recorded in consolidation.

MOR-3	Page 5 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Schedule of Post-Petition Liabilities

Post-Petition Liabilities (USD $ thousands) (1)	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19	30-Apr-19	31-May-19	30-Jun-19
Accounts Payable	2,779	14,189
Accrued Liabilities	5,544	9,584
Accrued Professional Fees	1,991	6,742
Accrued Interest	32	33
Customer Deposits	662	510
Short-term Debt	10,000	10,000
Total Other Long Term Liabilities	942	975

Total Post-Petition Liabilities	21,950	42,033	—	—	—	—	—

Notes:

(1)	Excludes intercompany balances and entries only recorded in consolidation.

MOR-4	Page 6 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Aging of Post-Petition Liabilities and Aging of Accounts Receivable

(USD $ thousands)

Aging of Post-Petition Liabilities as of January 31, 2019

Days	Accounts Payable	Accrued Liabilities	Accrued Professional Fees	Accrued Interest	Customer Deposits	Total
Current	6,894	9,584	6,742	33	510	23,763
0-30	5,614	—	—	—	—	5,614
31-60	1,681	—	—	—	—	1,681
61-90	—	—	—	—	—	—
91+	—	—	—	—	—	—

	14,189	9,584	6,742	33	510	31,058

Aging of Accounts Receivable (1)

Days	31-Jan-19
Current	3,879
0-30	20,720
31-60	9,899
61-90	3,652
91+	10,589

Total	48,740

Notes:

(1)	Accounts receivable aging excludes unbilled / accrued revenue.

MOR-5	Page 7 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Statement of Income (Loss) for the Period Ending

Profit and Loss (USD $ thousands) (1)	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19	30-Apr-19	31-May-19	30-Jun-19
Revenue	13,126	22,336
Operating expenses (excludes depreciation and amortization)	3,080	13,163
Depreciation and amortization	2,656	5,822
Impairment charges	6,703	—
Disposition of Assets (Gain) / Loss	1,348	(69)
Reorganization items, net (2)	9,364	4,900

Operating income	(10,024)	(1,479)
Other (Income) & Expense	5,736	74

Income (Loss) before income taxes	(15,760)	(1,553)
Income Tax Expense (Benefit)	117	297

Net Income (Loss)	(15,878)	(1,850)

Notes:

(1)	The period ending: “31-DEC-18” reflects the Post-Petition activity from December 12, 2018 through December 31, 2018.

MOR-6	Page 8 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Cash Receipts and Disbursements for the Period Ending

Book Cash Receipts and Disbursements (USD $ thousands) (1)	12/31/2018	1/31/2019	2/28/2019	3/31/2019	4/30/2019	5/31/2019	6/30/2019
BEGINNING BOOK CASH	18,083	25,614

GOM / Alaska	673	1,620
Quail	9,123	21,882
International Drilling	2,068	4,930
Other Receipts	721	1,624

Total Receipts	12,585	30,057	—	—	—	—	—
Global Procurement	(3,331)	(5,098)
GOM / Alaska Op Ex	(531)	(890)
Quail Op Ex	(2,069)	(5,152)
Payroll and Benefits	(4,049)	(9,016)
Cap Ex	(1,180)	(991)
Taxes	(1,229)	(423)
Corporate G&A	(1,522)	(3,306)

Total Operating Disbursements	(13,912)	(24,875)	—	—	—	—	—

Operating Cash Flow	(1,326)	5,182	—	—	—	—	—
Debtor Professionals	—	(155)
Other Professionals	(174)	(10)
UST Fees	—	—
Interest & Bank Fees Paid Pre-Petition	—	—
Interest & Bank Fees Paid Post-Petition	(980)	(117)

TOTAL DISBURSMENTS	(15,066)	(25,156)
DIP Draw (Paydown)	10,000	—

NET CASH FLOW	7,519	4,901

(+ / -) Voids / Reversals / Other	12	1

ENDING BOOK CASH	25,614	30,515

Less: Restricted Cash	(10,413)	(10,939)

ENDING UNRESTRICTED BOOK CASH	15,201	19,576

(1)	The period ending: “31-DEC-18” is only the Post-Petition activity from December 12, 2018 through December 31, 2018.

MOR-7	Page 9 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Cash Account Reconcilation

(USD $ thousands)

Bank Account Balances as of January 31, 2019

Bank	Legal Entity	Account #	Type	Balance
Bank of America	Parker Drilling Company	x6694	Master Account	10,857
Bank of America	Parker Drilling Management Services Ltd.	x3736	Disbursement Account	—
Bank of America	Parker Drilling Management Services Ltd.	x6601	Disbursement Account	—
Bank of America	Parker Drilling Management Services Ltd.	x9263	Disbursement Account	—
Bank of America	Parker Drilling Management Services Ltd.	x6223	Disbursement Account	30
Bank of America	Parker Drilling Company	x5709	Disbursement Account	—
Bank of America	Parker Drilling Company	x5712	Disbursement Account	—
Bank of America	Parker Drilling Offshore	x7590	Disbursement Account	8
Bank of America	Parker Drilling Company	x4164	Utility Adequate Assurance	385
Bank of America	Parker Drilling Company	x6704	Master Subsidiary Account	—
Whitney Bank	Quail Tools, LP	x8267	Earnings Account	5,175
Whitney Bank	Quail Tools, LP	x4712	Disbursement Account	1,800
Whitney Bank	Quail Tools, LP	x8267-01	Sweep Account	—
Whitney Bank	Quail Tools, LP	x8399	Disbursement Account	725
Bank of America	Parker Drilling Company	x1768	Restricted Cash Account	9,755
Bank of America	Parker Drilling Company	x1755	Restricted Cash Account	250
Bank of America Merrill Lynch	Parker Drilling Company	x7A01	Investment Account	—
Bank of America Merrill Lynch	Parker Drilling Company	x4141	Investment Account	—
Bank of America Merrill Lynch	Parker Drilling Company	x7D98	Investment Account	—
Bank of America Merrill Lynch	Parker Drilling Company	x1222	Investment Account	—
Scotiabank	Parker Drilling Company of Oklahoma Inc	x3974	Disbursement Account	7
Scotiabank	Parker Drilling Company of Oklahoma Inc	x2232	Disbursement Account	—

Total Cash				28,992

Book-To-Bank Cash Reconciliation

Beginning Book Balance (1)	25,614
(+/-) Net Book Cash Flow (MOR-7)	4,901

Ending Book Balance (MOR-2)	30,516
(-) Offsite Restricted Cash	(527)
(+/-) Cash In Transit, Outstanding Checks, & Other	(997)

Ending Bank Balance	28,992

Notes:

(1)	The Beginning Book Balance reflects the balance as of December 31, 2018.

MOR-8	Page 10 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Total Disbursements by Debtor Entity for the Period Ending

(USD thousands $)

Total Disbursements By Debtor Entity

Debtor Case #	Legal Entity Name	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19	30-Apr-19	31-May-19	30-Jun-19
18-36958	Parker Drilling Company	312	706
18-36959	2M-TEK, Inc.	—	—
18-36960	Anachoreta, Inc.	—	—
18-36961	Pardril, Inc.	—	—
18-36962	Parker Aviation Inc.	—	—
18-36963	Parker Drilling Arctic Operating, LLC	—	—
18-36965	Parker Drilling Company North America, Inc.	—	—
18-36964	Parker Drilling Company of Niger	—	—
18-36966	Parker Drilling Company of Oklahoma, Incorporated	—	—
18-36967	Parker Drilling Company of South America, Inc.	—	—
18-36957	Parker Drilling Management Services, Ltd.	9,591	15,786
18-36968	Parker Drilling Offshore Company, LLC	—	—
18-36969	Parker Drilling Offshore USA, L.L.C.	—	—
18-36970	Parker North America Operations, LLC	—	—
18-36971	Parker Technology, Inc.	—	—
18-36972	Parker Technology, L.L.C.	—	—
18-36973	Parker Tools, LLC	—	—
18-36975	Quail USA, LLC	—	—
18-36974	Parker-VSE, LLC	—	—
18-36976	Quail Tools, LP	5,164	8,664

Total		15,066	25,156

Exhibit A	Page 11 of 12

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF TEXAS

HOUSTON DIVISION

Case Name:	Parker Drilling Company et al.	Petition Date: December 12, 2018
Case Number:	18-36958

Payments to Insiders and Professionals for the Period Ending

Payments to Insiders & Professionals (USD $ thousands)	31-Dec-18	31-Jan-19	28-Feb-19	31-Mar-19	30-Apr-19	31-May-19	30-Jun-19
Total Payments to Insiders	122	213
Payments to Professionals (1)
1. Kirkland & Ellis (Debtors’ Counsel)	—	—
2. Jackson Walker (Debtors’ Financial Advisor)	—	—
3. Moelis & Company (Debtors’ Financial Advisor)	—	—
4. Alvarez & Marsal (Debtors’ Restructuring Advisor)	—	—
5. Prime Clerk (Debtors’ Claims Agent)	—	155
6. Deloitte (Debtors’ Tax and Accounting Advisor)	—	—
7. KPMG (Debtors’ Auditor)	—	—
8. FTI CONSULTING INC (First Lien Professionals)	15	—
9. VINSON & ELKINS (First Lien Professionals)	159	—
10. ALRUD (Noteholder Local Counsel)	—	10
11. AKIN GUMP STRAUSS HAUER & FELD LLP (Noteholder Counsel)	—	—
12. HOULIHAN LOKEY CAPITAL INC (Noteholder Financial Advisor)	—	—

Total Payments to Professionals (1)	174	164	—	—	—	—	—

Notes:

(1)	Payments to ordinary course professionals (none, as of 1/31/19) are not included in MOR-9.

MOR-9	Page 12 of 12